Exhibit 32.1

32.1    Certification of the Chief Executive Officer and Chief Financial Officer of Stark Beneficial, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Stark Beneficial (the “Company”) for the year ended May 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Michael Anthony, Chief Executive Officer and Chief Financial Officer of Stark Beneficial, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2012

/s/ Michael Anthony
Michael Anthony
Chief Executive Officer

/s/ Michael Anthony
Michael Anthony
Chief Financial Officer